Exhibit 4

COMMON STOCK NO PAR VALUE	COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP

MACON BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

THIS CERTIFIES THAT

SPECIMEN

is the owner of:

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK

NO PAR VALUE PER SHARE,

OF MACON BANCORP

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent and Registrar), to all of which provisions the holder by acceptance hereof, assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

IN WITNESS THEREOF, Macon Bancorp has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:		[SEAL]

	President and Chief Executive Officer		Corporate Secretary

MACON BANCORP

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LIMITATION CONTAINED IN THE ARTICLES OF INCORPORATION TO THE EFFECT THAT UNTIL MAY 31, 2014, EXCEPT WITH THE PRIOR APPROVAL OF THE BOARD OF DIRECTORS OF THE CORPORATION BY THE AFFIRMATIVE VOTE OF AT LEAST 75% OF THE WHOLE BOARD OF DIRECTORS, IN NO EVENT SHALL ANY RECORD OWNER OF SHARES OF COMMON STOCK THAT ARE BENEFICIALLY OWNED, DIRECTLY OR INDIRECTLY, BY A PERSON OWNING IN EXCESS OF 10% OF THE THEN-OUTSTANDING SHARES OF COMMON STOCK, BE ENTITLED TO VOTE ANY OF THE SHARES OF COMMON STOCK HELD IN EXCESS OF THE 10% LIMIT.

THE CORPORATION WILL, UPON REQUEST, FURNISH ANY SHAREHOLDER, WITHOUT CHARGE, INFORMATION IN WRITING AS TO THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF ALL CLASSES OF SHARES AND ANY SERIES THEREOF AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFTS MIN ACT -_________________ custodian _______________
(Cust) (Minor)

TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act ____________________

(State)
JT TEN - as joint tenants with right	UNIF TRF MIN ACT -__________ custodian (until age ___)
of survivorship and not as	__________ under Uniform Transfers
tenants in common	to Minors Act __________________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFICATION NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

                                                  shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint                                                                       Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15